UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 25, 2005 Date of Report (date of earliest event reported)

WVS Financial Corp. (Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-22444 (Commission File Number)	25-1710500 (IRS Employer Identification No.)

9001 Perry Highway, Pittsburgh, Pennsylvania (Address of principal executive offices)	15237 (Zip Code)

(412) 364-1913 Registrant's telephone number, including area code

Not Applicable (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On October 25, 2005, WVS Financial Corp. announced that its Board of Directors declared a quarterly cash dividend of $0.16 per share payable on November 17, 2005 to stockholders of record on November 7, 2005. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

Item 9.01      Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit 99 - Press Release, dated October 25, 2005.

This information, including the press release filed as Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2005	WVS FINANCIAL CORP. By: /s/ David J. Bursic David J. Bursic President and Chief Executive Officer